Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, John A. Allison, IV, state and attest that:

(1)    I am the Chairman and Chief Executive Officer of BB&T Corporation (the “issuer”).

(2)    Accompanying this certification is BB&T Corporation’s Annual Report on Form 10-K for the period ended December 31, 2002, a periodic report (the “periodic report”) filed by the issuer with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains financial statements.

(3)    I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

•	the periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

•	the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.

/s/ John A. Allison, IV

John A. Allison, IV

Chairman and Chief Executive Officer

March 7, 2003

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